                COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE

     This Compromise and Settlement Agreement and Release (the "Agreement") is entered into by and between:

     1. Guaranty Federal Bank, F.S.B., a federally chartered savings bank with its principal place of business in Dallas, Texas ("GFB") and

     2. Lone Star Technologies, Inc., a Delaware corporation with its principal place of business in Dallas, Texas ("LST").

     WHEREAS, GFB and LST are parties to that certain Stock Purchase Agreement And Agreement And Plan Of Reorganization, dated as of February 16, 1993, as amended to date, and all agreements ancillary thereto, (collectively referred to hereinafter as the "Stock Agreement"); and

     WHEREAS pursuant to the Stock Agreement, in particular Sections 2.8 and
2.9 as amended, GFB, LST, and Bank One, Texas N.A. (The "Escrow Agent") executed the Holdback Escrow Agreement as of November 12, 1993, to establish a Holdback Escrow of funds to be available to satisfy GFB Claims for Sellers' breaches of their representations and warranties and for certain contingencies described in the Stock Agreement; and

     WHEREAS the Escrow Agent continues to hold funds in the Holdback Escrow (the "Escrow Funds"); and

     WHEREAS pursuant to the Stock Agreement and the Holdback Escrow Agreement, GFB has asserted certain claims against the Escrow Funds; and

     WHEREAS LST has objected to the payment of GFB's claims against the Escrow Funds, such claims and objections having created a controversy concerning the Escrow Funds between GFB and LST; and

     WHEREAS after extensive negotiation, the parties desire to resolve and compromise the controversy over the Escrow Funds and all other matters arising out of the Stock Agreement and all of the agreements ancillary thereto;

     NOW THEREFORE, the parties agree as follows:

     1. All capitalized terms not specifically defined herein shall have the definitions and meanings ascribed to them in the Stock Agreement and the Holdback Escrow Agreement.

     2. PAYMENT TO GFB. Upon execution of this Agreement, LST and GFB shall execute

COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE - PAGE 1 a certificate substantially in the form attached as Exhibit A and incorporated herein by reference, authorizing and directing the immediate payment of Two Million Five Hundred Fifty Thousand and no/100 Dollars ($2,550,000) to GFB from the Escrow Funds. On the same date that LST executes this Agreement, LST shall transmit this certificate to the Escrow Agent via telecopier and the parties shall deliver to the Escrow Agent such further assurances as the Escrow Agent may require to act immediately on the authorization and instruction contained in the certificate.

     3. RELEASE OF BALANCE OF HOLDBACK ESCROW TO LST. Upon execution of this Agreement, LST and GFB shall execute a certificate substantially in the form attached as Exhibit B and incorporated herein by reference, authorizing and directing the immediate payment to LST of the balance of the Escrow Funds, including interest earned on the Holdback Escrow and still remaining in the account, after the payment of $2,550,000 to GFB. On the same date that GFB executes this Agreement, GFB shall transmit this certificate to the Escrow Agent via telecopier and the parties shall deliver to the Escrow Agent such further assurances as the Escrow Agent may require to act immediately on the authorization and instruction contained in the certificate.

     4. TERMINATION OF THE HOLDBACK ESCROW AGREEMENT. The Holdback Escrow Agreement shall terminate upon the transfer of funds to GFB and to LST required by paragraphs 2 and 3 above. The Escrow Agent shall be released from its duties and obligations as Escrow Agent upon such termination.

     5. RELEASE. This paragraph 5 shall become effective on the later of (i) the date and at the time the Escrow Agent has transferred $2,550,000 to GFB and GFB has received the funds so transferred and (ii) the date and time the Escrow Agent has transferred the balance of the Escrow Funds to LST and LST has received such funds.

          a. Notwithstanding anything to the contrary in this Release, THIS RELEASE SHALL NOT DISCHARGE OR OTHERWISE AFFECT THE OBLIGATIONS OF THE PARTIES TO PERFORM FULLY AND COMPLETELY ALL OBLIGATIONS UNDER THIS AGREEMENT.

          b. GFB together with its assigns, sureties, nominees, subrogees, successors-in-interest, and predecessors-in-interest does hereby compromise, settle, and fully release and forever discharge LST and its employees, agents, shareholders, officers, directors, assigns, sureties, nominees, subrogees, successors-in-interest, and predecessors-in-interest whether named herein or not, from any past, present, or future claims which it asserted or could have asserted, which claims are arising from or related to the Stock Agreement, the Holdback Escrow Agreement, or the Escrow Funds, whether such claims are known or unknown, save and except any cause of action or claim based on a party's breach of any term of this Agreement.

          c. LST, together with its assigns, sureties, nominees, subrogees, successors-in-interest, and predecessors-in-interest does hereby compromise, settle, and fully release and forever discharge GFB and its subsidiaries, parents, affiliates, and their respective employees,

COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE - PAGE 2 agents, shareholders, officers, directors, assigns, sureties, nominees, subrogees, successors-in-interest, and predecessors-in-interest whether named herein or not, from any past, present, or future claims which it asserted or could have asserted, which claims are arising from or related to the Stock Agreement, the Holdback Escrow Agreement, or the Escrow Funds, whether known or unknown, save and except any cause of action or claim based on a party's breach of any term of this Agreement.

          d. Notwithstanding anything to the contrary contained in this Release, nothing in this Release shall extend any statute of limitations.

          e. Each of the parties expressly warrants and represents that (i) this Agreement is a valid and legally binding agreement, (ii) such party is the owner of all claims to be released and settled by this Agreement,
(iii) such party is legally competent to execute this Agreement, (iv) any and all approvals necessary for the execution of this Agreement have been obtained by the party executing this Agreement, and (v) such party has not assigned, pledged, or otherwise in any manner whatsoever sold or transferred, either by instrument in writing or otherwise, any right, title, or interest in any claim being released hereby.

          f. It is expressly agreed that as part of the consideration for this Agreement, each party shall be responsible for and shall pay for its own legal, professional, and ancillary costs and expenses incurred as result of the claims being settled herein.

          g. Each of the parties understands and agrees that this Agreement and performance hereunder are in compromise of disputed claims. Each of the parties hereto acknowledges and agrees that this Agreement is not evidence of, nor an admission of, any liability or wrongdoing whatsoever on the part of any of the parties being released.

     6. TAX LIABILITIES. GFB shall be responsible for and shall pay all taxes, penalties and interest of any nature which may become due arising from the $2,550,000 payment to GFB from the funds in the Holdback Escrow. LST shall be responsible for and shall pay all taxes, penalties and interest of any nature which may become due arising from, related to, attributable to, or in connection with the payment to LST of funds from the Holdback Escrow.

     7. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Texas.

     8. MULTIPLE COUNTERPARTS. This Agreement shall be executed in multiple counterparts, each of which shall be deemed an original for all purposes.

     9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors, assigns, agents, partners, attorneys, officers, directors, equity owners and employees.

COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE - PAGE 3

     10. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof, and supersede all other agreements, written or oral, between or among the parties with respect to such subject matter. There are no agreements, promises, representations or warranties made by any party other than those set forth in this Agreement and the exhibits attached hereto. The terms of the Agreement shall not be waived, changed, modified, extended, discharged or amended except by written instrument, specifying that it amends this Agreement, and signed by GFB and LST.

     11. NON-FRUSTRATION. All parties shall execute all such documents and take all such actions as may be necessary to effect the consummation of the settlement and transactions contemplated by this Agreement. Each party agrees to take no action to hinder, delay, frustrate or avoid the consummation of the settlement and transactions contemplated by this Agreement.

     12. NOTICES. All notices required or permitted to be given pursuant to the terms of this Agreement shall be given a) by certified mail, return receipt requested, or b) by courier delivery, or c) by telecopier transmission accompanied by U.S. mail postage prepaid, to the following at the addresses set forth below or at such other address as any party may designate in writing:

     If to GFB:

          Guaranty Federal Bank, F.S.B.
          1300 South MoPac
          Austin, Texas 78745
          Attention: Mr. Ronald D. Murff

          Telecopier No. 512-434-8051

          with a copy to:

          Guaranty Federal Bank, F.S.B.
          8333 Douglas, 6th Floor
          Dallas, Texas 75222
          Attention: Mr. J. Bradley Johnston, Esq.

          Telecopier No. 214-360-1908

     If to LST:

          Lone Star Technologies, Inc.
          5501 LBJ Freeway, Suite 1200
          Dallas, Texas 75240
          Attention: Mr. John P. Harbin

COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE - PAGE 4

          Telecopier No. 972-770-6471

          with a copy to:

          Lone Star Technologies, Inc.
          5501 LBJ Freeway, Suite 1200
          Dallas, Texas 75240
          Attention: Mr. Robert F. Spears, Esq.

          Telecopier No. 972-770-6471

     13. Each of the signatories to this Agreement acknowledges that he or it has read this Agreement in its entirety, makes the release provided for voluntarily and of his or its own free will, and has had the opportunity to consult with counsel.


     IN WITNESS WHEREOF, the parties have signed this Agreement on the date set forth beside their respective names.


DATE: July 31, 1997           GUARANTY FEDERAL BANK, F.S.B.
      ----------------

                              By:  /s/ Ronald D. Murff
                                   ----------------------------------
                                   Ronald D. Murff
                                   Chief Financial Office


DATE: July 31, 1997           LONE STAR TECHNOLOGIES, INC.
      ----------------

                              By:  /s/ John P. Harbin
                                   ----------------------------------
                                   John P. Harbin, Chairman and Chief
                                   Executive Officer

COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE - PAGE 5

                                 EXHIBIT A TO
              COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE


                                  CERTIFICATE

TO:       Bank One, Texas, NA, as Escrow Agent

RE: Holdback Escrow Agreement (the "Escrow Agreement") dated as of November 12, 1993, by and among Lone Star Technologies, Inc. ("Seller"), Guaranty Federal Bank, F.S.B. ("Buyer"), and Bank One, Texas, NA, as Escrow Agent (the "Escrow Agent")


STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )


     After being duly sworn, the undersigned, the Chief Financial Officer and Assistant Secretary, respectively, of Buyer, and the Chairman and Chief Executive Officer, and Secretary, respectively, of Seller, hereby certify as follows:

     a. A charge against the Holdback Escrow Account in the total amount of $2,550,000 has been agreed to by Buyer and Seller pursuant to that Compromise and Settlement Agreement and Release of even date herewith, a copy of which is attached as Exhibit 1 (the "Settlement Agreement");

     b. The quantitative limitations and other requirements applicable to such charge set forth in the Acquisition Agreement have been duly observed and complied with, and the amount of such charge has been calculated in accordance with the terms and conditions of the Acquisition Agreement; and

     c. Pursuant to the Settlement Agreement and Section 4(c) of the Escrow Agreement, Buyer is therefore entitled to receive $2,550,000 out of Holdback Escrow Account immediately upon the Escrow Agent's receipt of this certificate.

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Escrow Agreement.

CERTIFICATE - PAGE 1

     IN WITNESS WHEREOF, we have hereunto set our hands as of the ____ day of __________________, 1997.


                                   GUARANTY FEDERAL BANK, F.S.B.


                                   By:
                                      ----------------------------------
                                        Ronald D. Murff
                                        Chief Financial Officer

STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by Ronald
D. Murff, Chief Financial Officer of Guaranty Federal Bank, F.S.B. this_____day of________________, 1997.


[Seal]
                                   -----------------------------------
                                   Notary Public, State of Texas




                                        By:
                                            --------------------------
                                            Scott A. Almy
                                            Assistant Secretary

STATE OF TEXAS      )
COUNTY OF DALLAS    )

          SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by Scoff A. Almy, Assistant Secretary of Guaranty Federal Bank, F.S.B. this ___ day of ______________________, 1997.



[Seal]
                                   -----------------------------------
                                   Notary Public, State of Texas

CERTIFICATE - PAGE 2

                                   LONE STAR TECHNOLOGIES, INC.



                                   By:
                                       -------------------------------
                                       John P. Harbin, Chairman and
                                       Chief Executive Officer


STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by John P. Harbin, Chairman and Chief Executive Officer of Lone Star
Technologies, Inc. this ____ day of__________________,1997.



[Seal]
                                   ---------------------------------------
                                   Notary Public, State of Texas



                                        By:
                                            ------------------------------
                                            Robert F. Spears
                                            Secretary


STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by Robert F. Spears, Secretary of Lone Star Technologies, Inc. this ____ day of__________, 1997.



[Seal]
                                   ---------------------------------------
                                   Notary Public, State of Texas

CERTIFICATE - PAGE 3

                                 EXHIBIT B TO
               COMPROMISE AND SETTLEMENT AGREEMENT AND RELEASE


                                 CERTIFICATE

TO:       Bank One, Texas, NA, as Escrow Agent

RE: Holdback Escrow Agreement (the "Escrow Agreement") dated as of November 12, 1993, by and among Lone Star Technologies, Inc. ("Seller"), Guaranty Federal Bank, F.S.B. ("Buyer"), and Bank One, Texas, NA, as Escrow Agent (the "Escrow Agent")

STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )

     After being duly sworn, the undersigned, the Chief Financial Officer and Assistant Secretary, respectively, of Buyer, and the Chairman and Chief Executive Officer, and Secretary, respectively, of Seller, hereby certify as follows:

     a. All claims of Buyer against the funds held in Holdback Escrow Account Tranche One, Tranche Two, Tranche Three, Tranche Four, and Tranche Five (the "Holdback Escrow Accounts") after the date otherwise specified as the release date for such funds have been resolved pursuant to that Compromise and Settlement Agreement and Release of even date herewith, a copy of which is attached as Exhibit 1 (the "Settlement Agreement") in such a manner that the sum of

                (i) all amounts in the Holdback Escrow Accounts
               (ii) less $2,550,000

          is the sum which is no longer needed to satisfy Buyer's claims; and

     b. Pursuant to the Settlement Agreement and Section 4(j) of the Escrow Agreement, Seller is thus entitled to receive the sum of

                (i) all amounts in the Holdback Escrow Accounts
               (ii) less $2,550,000,

          which sum is to come out of the Holdback Escrow Accounts immediately upon the Escrow Agent's receipt of this certificate.

CERTIFICATE - PAGE 1

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Escrow Agreement.


     IN WITNESS WHEREOF, we have hereunto set our hands as of the ____ day of _______________________, 1997.



                                   GUARANTY FEDERAL BANK, F.S.B.


                                   By:
                                        ----------------------------------
                                        Ronald D. Murff,
                                        Chief Financial Officer


STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by Ronald D. Murff Chief Financial Officer of Guaranty Federal Bank, F.S.B. this_____day of __________ 1997.



[Seal]
                              --------------------------------------------
                              Notary Public, State of Texas






                                   By:
                                       -----------------------------------
                                       Scott A. Almy
                                       Assistant Secretary


STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by Scott A. Almy, Assistant Secretary of Guaranty Federal Bank, F.S.B. this_____day of __________ 1997.



[Seal]
                              --------------------------------------------
                              Notary Public, State of Texas

CERTIFICATE - PAGE 2

                              LONE STAR TECHNOLOGIES, INC.


                              By:
                                  ----------------------------------------
                                  John P. Harbin, Chairman and
                                  Chief Executive Officer

STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by John P. Harbin, Chairman and Chief Executive Officer of Lone Star
Technologies, Inc. this ____ day of ______________, 1997.



[Seal]
                                   ---------------------------------------
                                   Notary Public, State of Texas




                                        By:
                                            ------------------------------
                                            Robert F. Spears
                                            Secretary

STATE OF TEXAS      )
COUNTY OF DALLAS    )

     SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned Notary Public, by Robert F. Spears, Secretary of Lone Star Technologies, Inc. this ____ day of__________,1997.



[Seal]
                                   ---------------------------------------
                                   Notary Public, State of Texas


CERTIFICATE - PAGE 3